UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 14, 2010

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

In various investor meetings being conducted in Asia during the week of June 14, 2010, Armando Pimentel, Jr., executive vice president, finance and chief financial officer of NextEra Energy, Inc (NextEra Energy) will be reaffirming NextEra Energy's previously announced average adjusted earnings per share growth expectations of approximately 5% to 7% per year from 2009 to 2014, resulting in adjusted earnings per share expectations of $5.17 to $5.68 for 2014.  NextEra Energy's adjusted earnings per share expectations should be viewed in conjunction with NextEra Energy’s cautionary statements and risk factors contained below.  These adjusted earnings per share expectations and average adjusted earnings per share growth expectations exclude the cumulative effect of adopting new accounting standards, the unrealized mark-to-market effect of non-qualifying hedges and net other than temporary impairment losses on securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds, none of which can be determined at this time.  Adjusted earnings do not represent a substitute for net income, as prepared in accordance with generally accepted accounting principles.

Cautionary Statements And Risk Factors That May Affect Future Results

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) are hereby providing cautionary statements identifying important factors that could cause NextEra Energy's or FPL's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of NextEra Energy and FPL in this Form 8-K, on their respective websites, in response to questions or otherwise.  Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, strategies, future events or performance (often, but not always, through the use of words or phrases such as will, will likely result, are expected to, will continue, is anticipated, aim, believe, could, should, would, estimated, may, plan, potential, projection, target, outlook, predict and intend or words of similar meaning) are not statements of historical facts and may be forward-looking.  Forward-looking statements involve estimates, assumptions and uncertainties.  Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements) that could have a significant impact on NextEra Energy's and/or FPL's operations and financial results, and could cause NextEra Energy's and/or FPL's actual results to differ materially from those contained or implied in forward-looking statements made by or on behalf of NextEra Energy and/or FPL.

Any forward-looking statement speaks only as of the date on which such statement is made, and NextEra Energy and FPL undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date on which such statement is made, unless otherwise required by law.  New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement.

The following are some important factors that could have a significant impact on NextEra Energy's and FPL's operations and financial results, and could cause NextEra Energy's and FPL's actual results or outcomes to differ materially from those discussed or implied in the forward-looking statements:

NextEra Energy’s and FPL’s results of operation may be adversely affected by the extensive regulation of their businesses.

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The operations of NextEra Energy and FPL are subject to complex and comprehensive federal, state and other regulation.  This extensive regulatory framework, some but not all of which is more specifically identified in the following risk factors, regulates, among other things, NextEra Energy's and FPL's industry, rate and cost structure, operation of nuclear power facilities, construction and operation of generation, transmission and distribution facilities, acquisition, disposal, depreciation and amortization of assets and facilities, decommissioning costs, transmission reliability and present or prospective wholesale and retail competition.  In their business planning and in the management of their operations, NextEra Energy and FPL must address the effects of regulation on their businesses and proposed changes in the regulatory framework.  Significant changes in the nature of the regulation of NextEra Energy’s and FPL’s businesses could require changes to their business planning and management of their businesses and could adversely affect their results of operations and the value of their assets.  NextEra Energy and FPL must periodically apply for licenses and permits from various local, state, federal and other regulatory authorities and abide by their respective orders.  Should NextEra Energy or FPL be unsuccessful in obtaining necessary licenses or permits or should these regulatory authorities initiate any investigations or enforcement actions or impose penalties or disallowances on NextEra Energy or FPL, NextEra Energy’s and FPL’s businesses could be adversely affected.  NextEra Energy’s and FPL’s results of operations also could be affected by FPL’s inability to negotiate or renegotiate franchise agreements on acceptable terms with municipalities and counties in Florida.

NextEra Energy’s and FPL’s financial performance could be negatively affected if FPL is unable to recover, in a timely manner, certain costs, a return on certain assets or an appropriate return on capital from its customers through regulated rates and cost recovery clauses.

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FPL is a regulated entity subject to the jurisdiction of the Florida Public Service Commission (FPSC) over a wide range of business activities, including, among other items, the retail rates charged to its customers, the terms and conditions of its services, procurement of electricity for its customers, issuance of securities, transfers of some utility assets and facilities to affiliates, and aspects of the siting and operation of its generating plants and transmission and distribution systems for the sale of electric energy.  The FPSC also has the authority to disallow recovery by FPL of costs that it considers excessive or imprudently incurred.  The regulatory process, which may be adversely affected by the political, regulatory and economic environment in Florida and elsewhere, can restrict FPL’s ability to grow earnings and does not provide any assurance as to achievement of authorized or other earnings levels.  NextEra Energy’s and FPL’s financial condition and results of operations could be materially adversely affected if FPL is unable to recover through retail base rates and cost recovery clauses any material amount of its costs in a timely manner, a return on certain assets or an appropriate return on capital.

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Decisions of the FPSC have been and, in the future, may be adversely affected by the political, regulatory and economic environment in Florida and elsewhere and may adversely affect the financial condition and results of operations of NextEra Energy and FPL.  These decisions may require, for example, FPL to cancel or delay planned development activities and to reduce or delay other planned capital expenditures which could reduce the earnings potential of NextEra Energy and FPL.

NextEra Energy and FPL are subject to federal regulatory compliance and proceedings which have significant compliance costs and expose them to substantial monetary penalties and other sanctions.

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In addition to the regulatory risks that may affect NextEra Energy and FPL discussed above, the extensive federal regulation of the operations of NextEra Energy and FPL exposes the companies to significant and increasing compliance costs.  NextEra Energy and FPL also are subject to costs and other potentially adverse effects of regulatory investigations, proceedings, settlements, decisions and claims, including, among other items, potentially significant monetary penalties for non-compliance.  As an example, under the Energy Policy Act of 2005, FPL and NextEra Energy Resources, LLC (NextEra Energy Resources), as owners and operators of bulk power transmission systems and/or electric generation facilities, are subject to mandatory reliability standards.  Compliance with these mandatory reliability standards may subject NextEra Energy and FPL to higher operating costs and may result in increased capital expenditures.  If FPL or NextEra Energy Resources is found not to be in compliance with these standards, it may incur substantial monetary penalties and other sanctions.

NextEra Energy and FPL may be adversely affected by increased governmental and regulatory scrutiny or negative publicity.

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From time to time, political and public sentiment may result in a significant amount of adverse press coverage and other adverse public statements affecting NextEra Energy and FPL.  Adverse press coverage and other adverse statements may result in some type of investigation by regulators, legislators and law enforcement officials or in lawsuits.  Responding to these investigations and lawsuits, regardless of the ultimate outcome of the proceeding, can divert the time and effort of NextEra Energy’s and FPL’s senior management from their businesses.  Addressing any adverse publicity, governmental scrutiny and legal and enforcement proceedings is time consuming and expensive and, regardless of the factual basis for the assertions being made, can also have a negative impact on the reputation of NextEra Energy and FPL and on the morale and performance of their employees, which could adversely affect their businesses and results of operations.

NextEra Energy’s and FPL’s businesses are subject to risks associated with legislative and regulatory initiatives.

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NextEra Energy and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives, including, for example, initiatives regarding regulation, deregulation or restructuring of the energy industry and regulation of the commodities trading markets.  NextEra Energy and its subsidiaries will need to adapt to any changes and may face increasing costs and competitive pressures in doing so.  NextEra Energy Resources produces the majority of its electricity from clean and renewable fuels, such as nuclear, natural gas, and wind, operates in the competitive segment of the electric industry, has targeted the competitive segments of the electric industry for future growth and relies on the efficient operation of the commodities trading markets.  NextEra Energy’s results of operations and growth prospects could be adversely affected as a result of future legislation or regulatory initiatives, including, but not limited to, those that reverse or restrict the competitive restructuring of the energy industry or the effective operation of the commodities trading markets.

NextEra Energy and FPL are subject to numerous environmental laws and regulations that require capital expenditures, increase their cost of operations and may expose them to liabilities.

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NextEra Energy and FPL are subject to extensive federal, state, and local environmental statutes, rules, and regulations relating to air quality, water quality, climate change, greenhouse gas (GHG), including, but not limited to, carbon dioxide (CO2) emissions, waste management, hazardous wastes, marine and wildlife mortality, natural resources, health, safety and renewable portfolio standards (RPS) that could, among other things, restrict the output of some existing facilities, limit the use of some fuels required for the production of electricity, require additional pollution control equipment, and otherwise increase costs.  There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future as a result of new legislation, the current trend toward more stringent standards, and stricter and more expansive application of existing environmental regulations.  Violations of certain of these statutes, rules and regulations could expose NextEra Energy and FPL to third party disputes and potentially significant monetary and criminal penalties, as well as other sanctions for non-compliance.

NextEra Energy’s and FPL’s businesses could be negatively affected by federal or state laws or regulations mandating new or additional limits on the production of GHG emissions.

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Federal or state laws or regulations may be adopted that would impose new or additional limits on GHG, including, but not limited to, CO2 and methane, from electric generating units storing and combusting fossil fuels like coal and natural gas.  The potential effects of such GHG emission limits on NextEra Energy’s and FPL’s electric generating units are subject to significant uncertainties based on, among other things, the timing of the implementation of any new requirements, the required levels of emission reductions, the nature of any market-based or tax-based mechanisms adopted to facilitate reductions, the relative availability of GHG emission reduction offsets, the development of cost-effective, commercial-scale carbon capture and storage technology and supporting regulations and liability mitigation measures, and the range of available compliance alternatives.  While NextEra Energy’s and FPL’s electric generating units emit GHGs at a lower rate of emissions than most of the U.S. electric generation sector, the results of operations of NextEra Energy and FPL could be adversely affected to the extent that any new GHG emission limits, among other potential impacts:

•      create substantial additional costs in the form of taxes or emission allowances;

•      make some of NextEra Energy’s and FPL’s electric generating units uneconomical to operate in the long term;

•	require significant capital investment in carbon capture and storage technology, fuel switching, or the replacement of high-emitting generation facilities with lower-emitting generation facilities; or

•	affect the availability or cost of fossil fuels.

The operation and maintenance of nuclear generation facilities involve risks that could result in fines or the closure of nuclear units owned by FPL or NextEra Energy Resources and in increased costs and capital expenditures.

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FPL and NextEra Energy Resources own, or hold undivided interests in, eight nuclear generation units in four states.  The operation and maintenance of the facilities involve inherent risks, including, but not limited to, the following:

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The nuclear generation facilities are subject to environmental, health and financial risks, such as risks relating to site storage of spent nuclear fuel, the disposition of spent nuclear fuel, emissions of tritium and other radioactive elements in the event of a nuclear accident or failure or otherwise, the threat of a terrorist attack and other potential liabilities arising out of the ownership or operation of the facilities.  Although FPL and NextEra Energy Resources maintain decommissioning funds and external insurance coverage which are intended to minimize the financial exposure to some of these risks, the cost of decommissioning the facilities could exceed the amount available in the decommissioning funds, and the liability and property damages could exceed the amount of insurance coverage.  In the event of an incident at any nuclear reactor in the United States, FPL and NextEra Energy Resources could be assessed significant retrospective assessments and/or retrospective insurance premiums as a result of their participation in a secondary financial protection system and nuclear insurance mutual companies.

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The U.S. Nuclear Regulatory Commission (NRC) has broad authority to impose licensing and safety-related requirements for the construction, operation and maintenance of nuclear generation facilities.  In the event of non-compliance, the NRC has the authority to impose fines or shut down a nuclear unit, or to take both of these actions, depending upon its assessment of the severity of the situation, until compliance is achieved.  NRC orders or new regulations related to increased security measures and any future safety requirements promulgated by the NRC could require FPL and NextEra Energy Resources to incur substantial operating and capital expenditures at their nuclear generation facilities.  In addition, any serious nuclear incident occurring at an FPL or NextEra Energy Resources plant could result in substantial remediation costs and other expenses.  A major incident at a nuclear facility anywhere in the world could cause the NRC to limit or prohibit the operation or licensing of any domestic nuclear unit.  An incident at a nuclear facility anywhere in the world also could cause the NRC to impose additional conditions or other requirements on the industry, which could increase costs and result in additional capital expenditures.

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The operating licenses for FPL’s and NextEra Energy Resources’ nuclear generation facilities, other than Duane Arnold Energy Center (Duane Arnold), extend through at least 2030.  In 2008, NextEra Energy Resources applied to extend Duane Arnold’s operating license for an additional 20 years beyond its current expiration date of 2014.  If the NRC does not renew the operating license for Duane Arnold or any of FPL’s or NextEra Energy Resources’ nuclear generation units cannot be operated through the end of their respective operating licenses, NextEra Energy’s or FPL’s results of operations could be adversely affected by increased depreciation rates, impairment charges and accelerated future decommissioning costs.

•	Terrorist threats and increased public scrutiny of nuclear generation facilities could result in increased nuclear licensing or compliance costs which are difficult or impossible to predict.

NextEra Energy’s and FPL’s operating results could suffer if they do not proceed with projects under development or are unable to complete the construction of, and capital improvements to, generation, transmission, distribution and other facilities on schedule and within budget.

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NextEra Energy and FPL may incur significant costs for development of projects, including, but not limited to, preliminary engineering, permitting, legal, and other expenses before it can be established whether a project is feasible, economically attractive, or capable of being financed.   The ability of NextEra Energy and FPL to complete construction of, and capital improvement projects for, their generation, transmission, distribution and other facilities on schedule and within budget may be adversely affected by escalating costs for materials and labor and regulatory compliance, delays in obtaining permits and other approvals, disputes involving third parties, negative publicity, transmission interconnection issues and other factors or failures.  If any development project or construction or capital improvement project is not completed or is delayed or subject to cost overruns, NextEra Energy's and FPL's operational and financial results may be adversely affected.  In any such event, among other matters, NextEra Energy and FPL could be subject to additional costs, which may not be recoverable at FPL from ratepayers, termination payments under committed contracts, loss of tax credits or the write-off of their investment in the project.

The operation and maintenance of power generation, transmission and distribution facilities involve significant risks that could adversely affect the results of operations and financial condition of NextEra Energy and FPL.

•	The operation and maintenance of power generation, transmission and distribution facilities involve many risks, such as those identified elsewhere in these risk factors and those arising due to:

•	risks of start-up operations;

•	failures in the supply, availability or transportation of fuel;

•	the impact of unusual or adverse weather conditions, including, but not limited to, natural disasters such as hurricanes, floods, earthquakes and droughts;

•	performance below expected or contracted levels of output or efficiency;

•	breakdown or failure of equipment, transmission and distribution lines or pipelines;

•	availability of replacement equipment;

•	risks of human injury from energized equipment;

•	availability of adequate water resources and ability to satisfy water discharge requirements;

•	inability to properly manage or mitigate known equipment defects throughout NextEra Energy’s and FPL’s generation fleets and transmission and distribution systems;

•	use of new or unproven technology; and

•	dependence on a specific fuel source.

The occurrence of any of these effects or events could result in, among other matters, lost revenues due to prolonged outages, increased expenses due to monetary penalties or fines, replacement equipment costs or an obligation to purchase or generate replacement power at potentially higher prices to meet contractual obligations.  Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses.  Breakdown or failure of an operating facility of NextEra Energy Resources, for example, may prevent NextEra Energy Resources from performing under applicable power sales agreements which, in some situations, could result in termination of the agreement or subject NextEra Energy Resources to liability for liquidated damages.

NextEra Energy’s competitive energy business is subject to development and operating risks that could limit the revenue growth of this business and have other negative effects on NextEra Energy’s results of operations and financial condition.

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NextEra Energy conducts its competitive energy business through NextEra Energy Resources.  To operate successfully in the competitive wholesale energy markets, NextEra Energy Resources must, among other things, efficiently develop and operate its generating assets, procure adequate supplies of fuel and associated transportation at acceptable prices, successfully and timely complete project restructuring activities, maintain the qualifying facility status of certain projects and complete its energy deliveries in a timely manner.  Its ability to do so is subject to a variety of risks.  In addition to risks such as those identified elsewhere in these risk factors, risks that specifically affect NextEra Energy Resources’ success in competitive wholesale markets include:

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The ability of NextEra Energy Resources to develop electric power generation facilities may be affected by factors beyond its control, such as increased competition from other and new sources of power generation, excess generation capacity and shifting demand for power, legal and regulatory developments and general economic conditions.  Risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project agreements may impede development activities.

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There can be significant volatility in market prices for fuel, electricity and renewable and other energy commodities.  NextEra Energy Resources’ inability or failure to hedge effectively its assets or positions against changes in commodity prices, volumes, interest rates, counterparty credit risk or other risk measures could significantly impair NextEra Energy’s results of operations.

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A portion of NextEra Energy Resources’ power generation facilities operate wholly or partially without long-term power purchase agreements.  As a result, power from these facilities is sold on the spot market or on a short-term contractual basis, which may increase the volatility of NextEra Energy’s results of operations.

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NextEra Energy Resources depends upon power transmission and natural gas transportation facilities owned and operated by others.  If transmission or transportation of sufficient power or natural gas is unavailable or disrupted, NextEra Energy Resources’ ability to sell and deliver its wholesale power or natural gas may be limited.

NextEra Energy’s competitive energy business is dependent on continued public policy support and governmental support for renewable energy, particularly wind and solar projects.

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NextEra Energy’s competitive energy business, NextEra Energy Resources, depends heavily on government policies that support renewable energy and enhance the economic feasibility of developing wind and solar energy projects.  The federal government and several of the states in which NextEra Energy Resources operates or into which it sells power provide incentives that support the sale of energy from renewable sources, such as wind and solar energy.

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The American Recovery and Reinvestment Act of 2009 includes, among other things, provisions that allow companies building wind facilities the option to choose among the following three investment cost recovery mechanisms: (1) production tax credits which were extended for wind facilities through 2012, (2) investment tax credits (ITCs) of 30% of the cost for qualifying wind facilities placed in service prior to 2013, or (3) an election to receive a cash grant of 30% of the cost of qualifying wind facilities placed in service in 2009 or 2010, or if construction began prior to December 31, 2010 and the wind facility is placed in service prior to 2013.  An election to receive a cash grant of 30%, in lieu of the 30% ITC also applies to the cost of qualifying solar facilities placed in service in either 2009 or 2010, or if construction began prior to December 31, 2010 and the solar facility is placed in service prior to 2017.  In order for NextEra Energy Resources to continue to economically develop wind and solar energy projects in the future, it will need to utilize the investment cost recovery mechanisms currently available as well as requiring similar public policy support in the future.

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In addition to federal financial incentives, NextEra Energy Resources relies on state incentives that support the sale of energy generated from renewable sources, such as state-adopted RPS which require electricity providers in the state to meet a certain percentage of their retail sales with energy from renewable sources.  The legislation creating these RPS requirements, however, usually grants the relevant state public utility commission the ability to reduce electric supply companies’ obligations to meet the RPS requirements in specified circumstances.  Any reduction or elimination of the RPS requirements could result in less demand for generation from NextEra Energy Resources’ wind and solar energy projects.

NextEra Energy and FPL are subject to credit and performance risk from customers and suppliers.

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NextEra Energy and FPL are exposed to risks associated with the creditworthiness and performance of their key customers and of their key vendors under contracts for the supply of equipment, materials, fuel and other goods and services required for their business operations and for the construction and operation of, and for capital improvements to, their facilities.  Adverse conditions in the energy industry or the general economy, as well as circumstances of individual customers and vendors, may affect the ability of some customers and vendors to perform as required under their contracts.  If any vendor fails to fulfill its contractual obligations, NextEra Energy and FPL may need to make arrangements with other suppliers, which could result in higher costs, untimely completion of power generation facilities and other projects, and/or a disruption of their operations.  If the defaulting counterparty is in poor financial condition, NextEra Energy and FPL may not be able to recover damages for any contract breach.

NextEra Energy’s and FPL’s results of operations may continue to be negatively affected by slower customer growth and customer usage in FPL’s service area.

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NextEra Energy’s and FPL’s results of operations are affected by the growth in customer accounts in FPL’s service area and by customer usage, each of which directly influences the demand for electricity and the need for additional power generation and power delivery facilities at FPL.  A lack of growth or slower growth in the number of FPL’s retail customers or in non-weather related customer usage, such as that which has occurred over the past several years, could adversely affect FPL’s results of operations.  Customer growth and customer usage are affected by a number of factors outside the control of NextEra Energy and FPL, such as mandated energy efficiency measures, demand side management goals, and economic and demographic conditions in Florida and elsewhere such as population, job and income growth, housing starts and new business formation.  As a result, NextEra Energy and FPL may make, but not fully realize the anticipated benefits from, significant investments and expenditures, which could adversely affect their results of operations.

NextEra Energy’s and FPL’s financial position and results of operations are subject to risks associated with weather conditions, such as the impact of severe weather.

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NextEra Energy’s and FPL’s results of operations can be negatively affected by changes in the weather.  Weather conditions directly influence the demand for electricity and natural gas, affect the price of energy commodities, and can affect the production of electricity at power generating facilities, including, but not limited to, wind, solar and hydro-powered facilities.  For example, the level of wind resource affects the results of operations of wind generating facilities.  Since the levels of wind, solar and hydro resources are variable and difficult to predict, NextEra Energy’s results of operations for individual wind, solar and hydro facilities vary or may vary significantly from period to period depending on the level of available resources.  To the extent that resources are not available at planned levels, the returns from these facilities may be less than expected.

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In addition, NextEra Energy’s and FPL’s financial position and results of operations would be affected by the impact of severe weather, such as hurricanes, floods and earthquakes, which can be destructive and cause power outages and property damage, affect fuel supply, and require NextEra Energy and FPL to incur additional costs to restore service and repair damaged facilities.  A disruption or failure of electric generation, transmission or distribution systems or natural gas transmission, storage or distribution systems in the event of a hurricane, tornado, or other severe weather event could prevent FPL and NextEra Energy Resources from operating their businesses in the normal course.  At FPL, recovery of these costs to restore service and repair damaged facilities is subject to FPSC approval, and any determination by the FPSC not to permit timely and full recovery of the costs incurred would result in a negative financial impact on NextEra Energy and FPL.

Disruptions, uncertainty or volatility in the credit and capital markets may negatively affect NextEra Energy’s and FPL’s ability to fund their liquidity and capital needs and to meet their growth objectives, and can also adversely impact the results of operations and financial condition of NextEra Energy and FPL and exert downward pressure on the market price of NextEra Energy’s common stock.

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NextEra Energy and FPL rely on access to capital and credit markets as significant sources of liquidity for capital requirements and other operations not satisfied by operating cash flows.  Disruptions, uncertainty or volatility in those credit and capital markets, such as conditions existing during periods in 2008 and 2009, could increase NextEra Energy’s and FPL’s cost of capital.  If NextEra Energy and FPL are unable to access regularly the credit and capital markets on terms that are reasonable, they may have to delay raising capital, issue shorter-term securities and/or incur an unfavorable cost of capital, which, in turn, could adversely affect their ability to grow their businesses and could contribute to lower earnings and reduced financial flexibility.  The market price and trading volume of NextEra Energy’s common stock are subject to fluctuations as a result of, among other factors, general stock market conditions and changes in market sentiment regarding the operations, business, growth prospects and financing strategies of NextEra Energy and its subsidiaries.

NextEra Energy’s, FPL Group Capital Inc’s (FPL Group Capital) and FPL’s inability to maintain their current credit ratings may adversely affect NextEra Energy’s and FPL’s liquidity, limit the ability of NextEra Energy and FPL to grow their businesses, and increase interest costs, while the liquidity of the companies also could be impaired by the inability of their credit providers to maintain their current credit ratings or to fund their credit commitments.

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The inability of NextEra Energy, FPL Group Capital and FPL to maintain their current credit ratings could affect their ability to raise capital or obtain credit on favorable terms, which, in turn, could impact NextEra Energy’s and FPL’s ability to grow their businesses, service indebtedness or repay borrowings, and would likely increase their interest costs.  Some of the factors that can affect credit ratings are cash flows, liquidity, the amount of debt as a component of total capitalization, and political, legislative and regulatory actions.  NextEra Energy, FPL Group Capital and FPL cannot assure that one or more of their ratings will not be lowered or withdrawn entirely by a rating agency.

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The inability of NextEra Energy’s, FPL Group Capital’s and FPL’s credit providers to maintain credit ratings acceptable under various agreements, or to fund their credit commitments, could require NextEra Energy, FPL Group Capital or FPL, among other things, to renegotiate requirements in agreements, find an alternative credit provider with acceptable credit ratings to meet funding requirements, or post cash collateral.

The use of derivative contracts by NextEra Energy and FPL in the normal course of business could result in financial losses or the payment of margin cash collateral that could adversely affect their results of operations or cash flows.

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NextEra Energy and FPL use derivative instruments, such as swaps, options, futures and forwards, some of which are traded in the over-the-counter markets or on exchanges, to manage their commodity and financial market risks, and for NextEra Energy to engage in trading and marketing activities.  NextEra Energy could recognize financial losses as a result of volatility in the market values of these derivative instruments, or if a counterparty fails to perform or make payments under these derivative instruments, and could suffer a reduction in operating cash flows as a result of the requirement to post margin cash collateral.  In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves management’s judgment or use of estimates.  Although NextEra Energy and FPL execute transactions in derivative instruments on either recognized exchanges or via the over-the-counter markets, depending on the most favorable credit and market execution factors, there is greater volatility and less liquidity in transactions executed in over-the-counter markets and, as a result, NextEra Energy and FPL may not be able to execute such transactions in times of market volatility.  As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the reported fair value of these derivative instruments.  In addition, FPL’s use of such instruments could be subject to prudence challenges and, if found imprudent, could result in disallowances of cost recovery for such use by the FPSC.

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NextEra Energy provides full energy and capacity requirement services, which include, for example, load-following services and various ancillary services, primarily to distribution utilities to satisfy all or a portion of such utilities’ power supply obligations to their customers.  The supply costs for these transactions may be affected by a number of factors, including, but not limited to, events that may occur after NextEra Energy has committed to supply power, such as weather conditions, fluctuating prices for energy and ancillary services, and the ability of the distribution utilities’ customers to elect to receive service from competing suppliers.  If the supply costs are not favorable, NextEra Energy’s operating costs could increase and result in the possibility of reduced earnings or incurring losses.

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NextEra Energy, through NextEra Energy Resources, is an active participant in energy markets.  The liquidity of regional energy markets is an important factor in the company's ability to manage risks in these operations.  Over the past several years, other market participants have ended or significantly reduced their activities as a result of several factors, including, but not limited to, government investigations, changes in market design, and deteriorating credit quality.  Liquidity in the energy markets can be adversely affected by price volatility, restrictions on the availability of credit, and other factors.  As a result, reductions in liquidity may restrict the ability of NextEra Energy Resources to manage its risks, and this could negatively affect NextEra Energy’s financial results.

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NextEra Energy and FPL have hedging and trading procedures and associated risk management tools, such as separate but complementary financial, credit, operational, compliance and legal reporting systems, internal controls, management review processes and other mechanisms, that may not work as planned.  Risk management tools and metrics such as daily value at risk, earnings at risk, stop loss limits and liquidity guidelines are based on historical price movements.  If price movements significantly or persistently deviate from historical behavior, the risk management tools may not protect against significant losses.  As a result of these and other factors, NextEra Energy and FPL cannot predict with precision the impact that risk management decisions may have on their financial results.

NextEra Energy’s ability to successfully identify, complete and integrate acquisitions is subject to significant risks, including, but not limited to, the effect of increased competition for acquisitions resulting from the consolidation of the power industry.

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NextEra Energy is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry in general.  In addition, NextEra Energy may be unable to identify attractive acquisition opportunities at favorable prices and to complete and integrate them successfully and in a timely manner.

NextEra Energy may be unable to meet its ongoing and future financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay upstream dividends or repay funds to NextEra Energy or if NextEra Energy is required to perform under guarantees of obligations of its subsidiaries.

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NextEra Energy is a holding company and, as such, has no material operations of its own.  Substantially all of NextEra Energy’s consolidated assets are held by subsidiaries.  NextEra Energy’s ability to meet its financial obligations, including, but not limited to, its guarantees, and to pay dividends on its common stock is primarily dependent on the subsidiaries’ net income and cash flows, which are subject to the risks of their respective businesses, and their ability to pay upstream dividends or to repay funds.  The subsidiaries have financial obligations, including, but not limited to, payment of debt service, which they must satisfy before they can fund NextEra Energy.  NextEra Energy’s subsidiaries are separate legal entities and have no obligation to provide NextEra Energy with funds for its payment obligations.  In addition, the dividend-paying ability of some of the subsidiaries is limited by contractual restrictions which are contained in outstanding financing agreements and which may be included in future financing agreements.  The future enactment of laws or regulations also may prohibit or restrict the ability of NextEra Energy's subsidiaries to pay upstream dividends or to repay funds.  NextEra Energy guarantees many of the obligations of its consolidated subsidiaries, other than FPL, through guarantee agreements with FPL Group Capital.  These guarantees may require NextEra Energy to provide substantial funds to its subsidiaries or their creditors or counterparties at a time when NextEra Energy is in need of liquidity to fund its own obligations or to pay dividends.  In addition, in the event of a subsidiary’s liquidation or reorganization, NextEra Energy’s right to participate in a distribution of assets is subject to the prior claims of the subsidiary’s creditors.

Changes in tax laws, as well as judgments and estimates used in the determination of tax-related asset and liability amounts, could adversely affect NextEra Energy’s and FPL’s results of operations, financial condition and liquidity.

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NextEra Energy’s and FPL’s provision for income taxes and reporting of tax-related assets and liabilities requires significant judgments and the use of estimates.  Amounts of tax-related assets and liabilities involve judgments and estimates of the timing and probability of recognition of income, deductions and tax credits, including, but not limited to, estimates for potential adverse outcomes regarding tax positions that have been taken and the ability to utilize tax benefit carryforwards, such as net operating loss and tax credit carryforwards.  Actual income taxes could vary significantly from estimated amounts due to the future impacts of, among other things, changes in tax laws, regulations and interpretations, financial condition and results of operations of NextEra Energy and its subsidiaries, including FPL, as well as the resolution of audit issues raised by taxing authorities.  Ultimate resolution of income tax matters may result in material adjustments to tax-related assets and liabilities which could impact, either positively or negatively, NextEra Energy’s and FPL’s results of operations, financial condition and liquidity.

NextEra Energy’s and FPL’s retail businesses are subject to the risk that sensitive customer data may be compromised, which could result in an adverse impact to their reputation and/or the results of operations of the retail business.

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NextEra Energy’s and FPL’s retail businesses require access to sensitive customer data in the ordinary course of business.  NextEra Energy’s and FPL’s retail business may also need to provide sensitive customer data to vendors and service providers who require access to this information in order to provide services, such as call center services, to the retail business.  If a significant breach occurred, the reputation of NextEra Energy’s and FPL’s retail business could be adversely affected, customer confidence could be diminished, customer information could be used for identity theft purposes, or NextEra Energy’s and FPL’s retail business could be subject to legal claims, any of which may have a negative impact on the business and/or results of operations.

A failure in NextEra Energy’s and FPL’s operational systems or infrastructure, or those of third parties, could impair their liquidity, disrupt their businesses, result in the disclosure of confidential information and cause losses.

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NextEra Energy’s and FPL’s businesses are highly dependent on their ability to process and monitor, on a daily basis, a very large number of transactions, many of which are highly complex, and cross numerous and diverse markets.  Due to the size, scope and geographical reach of NextEra Energy’s and FPL’s businesses, and due to the complexity of the process of power generation, transmission and distribution, the development and maintenance of NextEra Energy’s and FPL’s operational systems and infrastructure is challenging.  NextEra Energy and FPL’s operating systems and facilities may fail to operate properly or become disabled as a result of events that are within their control, such as operator error, and that are wholly or partially outside of their control, such as a result of severe weather or terrorist activities.  Any such failure or disabling event could adversely affect NextEra Energy’s and FPL’s ability to process transactions and provide services.

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NextEra Energy and FPL also face the risks of operational failure, termination, or capacity constraints of third parties providing electric and gas transmission services, particularly those at NextEra Energy Resources.

Threats of terrorism and catastrophic events that could result from terrorism, cyber attacks, or individuals and/or groups attempting to disrupt NextEra Energy’s and FPL’s businesses may impact the operations of NextEra Energy and FPL in unpredictable ways and could adversely affect NextEra Energy’s and FPL’s results of operations, financial condition and liquidity.

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NextEra Energy and FPL are subject to the potentially adverse operating and financial effects of terrorist acts and threats, as well as cyber attacks and other disruptive activities of individuals or groups.  NextEra Energy’s and FPL’s generation, transmission and distribution facilities, fuel storage facilities, information technology systems and other infrastructure facilities and systems and physical assets, could be direct targets of, or indirectly affected by, such activities.  Terrorist acts or other similar events could harm NextEra Energy’s and FPL’s businesses by limiting their ability to generate, purchase or transmit power and by delaying their development and construction of new generating facilities and capital improvements to existing facilities.  These events, and governmental actions in response, could result in a material decrease in revenues and significant additional costs to repair and insure NextEra Energy’s and FPL’s assets, and could adversely affect NextEra Energy’s and FPL’s operations by contributing to disruption of supplies and markets for natural gas, oil and other fuels.  They could also impair NextEra Energy’s and FPL’s ability to raise capital by contributing to financial instability and lower economic activity.

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NextEra Energy and FPL operate in a highly regulated industry that requires the continued operation of sophisticated information technology systems and network infrastructure.  Despite NextEra Energy’s and FPL’s implementation of security measures, all of their technology systems are vulnerable to disability, failures or unauthorized access due to such activities.  If NextEra Energy’s or FPL’s technology systems were to fail or be breached and be unable to recover in a timely way, NextEra Energy and FPL would be unable to fulfill critical business functions, and sensitive confidential and other data could be compromised, which could have a material adverse effect on NextEra Energy’s and FPL’s results of operations, financial condition and liquidity.

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The implementation of security guidelines and measures and maintenance of insurance, to the extent available, addressing such activities could increase costs.  These types of events could materially adversely affect NextEra Energy’s and FPL’s results of operations, financial condition and liquidity.  In addition, these types of events could require significant management attention and resources, and could adversely affect NextEra Energy’s and FPL’s reputation among customers and the public.

The ability of NextEra Energy and FPL to obtain insurance and the terms of any available insurance coverage could be adversely affected by international, national, state or local events and company-specific events, as well as the financial condition of insurers. NextEra Energy’s and FPL’s insurance coverage may not provide protection against all significant losses.

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The ability of NextEra Energy and FPL to obtain insurance, as well as the cost and coverage of such insurance, could be affected by developments affecting their businesses, as well as by international, national, state or local events, as well as the financial condition of insurers.  Insurance coverage may not continue to be available at all or at rates or on terms similar to those presently available to NextEra Energy and FPL.  A loss for which NextEra Energy and FPL are not fully insured could materially and adversely affect their financial condition and results of operations.  NextEra Energy’s and FPL’s insurance may not be sufficient or effective under all circumstances and against all hazards or liabilities to which the companies may be subject.

The businesses and results of operations of NextEra Energy and FPL could be negatively affected by the lack of a qualified workforce, work strikes or stoppages and increasing personnel costs.

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NextEra Energy and FPL may not be able effectively and profitably to obtain new customers, or grow their customer base, service existing customers and meet their other business plan goals if they do not attract and retain a qualified workforce.  The lack of a qualified workforce, including, for example, the loss or retirement of key executives and other employees, may adversely affect service and productivity and contribute to higher training and safety costs.  Over the next several years, a significant portion of NextEra Energy’s and FPL’s workforce, including, but not limited to, many workers with specialized skills maintaining and servicing the nuclear generation facilities and electrical infrastructure, will be eligible to retire.  Such highly skilled individuals may not be able to be replaced quickly due to the technically complex work they perform.  Personnel costs also may increase due to inflationary or competitive pressures on payroll and benefits costs and revised terms of collective bargaining agreements with union employees.  Employee strikes or work stoppages could disrupt operations and lead to a loss of customers and revenue.

Poor market performance and other economic factors could affect NextEra Energy’s and FPL’s nuclear decommissioning funds’ asset value or defined benefit pension plan’s funded status, which may adversely affect NextEra Energy’s and FPL’s liquidity and financial results.

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NextEra Energy and FPL are required to maintain decommissioning funds to satisfy their future obligations to decommission their nuclear power plants.  In addition, NextEra Energy sponsors a qualified noncontributory defined benefit pension plan for substantially all employees of NextEra Energy and its subsidiaries.  A decline in the market value of the assets held in the decommissioning funds or in the defined benefit pension plan due to poor investment performance or other factors may increase the funding requirements for these obligations.  Moreover, NextEra Energy’s and FPL’s defined benefit pension plan is sensitive to changes in interest rates, since, as interest rates decrease the funding liabilities increase, potentially increasing benefits costs and funding requirements.  Any increase in benefits costs or funding requirements may have an adverse effect on NextEra Energy’s and FPL’s liquidity and financial results.

Increasing costs associated with health care plans may adversely affect NextEra Energy's and FPL's results of operations, financial position and liquidity.

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The costs of providing health care benefits to employees and retirees have increased substantially in recent years.  NextEra Energy and FPL believe that their employee benefit costs, including costs related to health care plans for employees and former employees, will continue to rise.  The increasing costs and funding requirements associated with NextEra Energy's and FPL's health care plans may adversely affect the companies' results of operations, financial position and liquidity.

The risks described herein are not the only risks facing NextEra Energy and FPL.  Additional risks and uncertainties also may materially adversely affect NextEra Energy's or FPL's business, financial condition and/or future operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
(Registrant)

Date:  June 14, 2010

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer